Exhibit 99.B

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 14, 2009 (the “First Amendment”) to the Credit Agreement referred to below, among 1-800-FLOWERS.COM, INC., the SUBSIDIARY BORROWERS party hereto, the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, certain of the Lenders party hereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of August 28, 2008 (as amended, the “Credit Agreement”).  The parties hereto wish to amend the Credit Agreement in certain respects, and accordingly, hereby agree as follows:

Section 1.    Definitions.  Capitalized terms used in this First Amendment and not otherwise defined are used herein as defined in the Credit Agreement as amended hereby.

Section 2.    Reduction of Revolving Credit Commitments.  The Revolving Credit Commitment of each Lender is hereby automatically reduced on the First Amendment Effective Date to the amount set forth opposite such Lender’s name on Schedule 1.01 attached hereto.

Section 3.    Amendments.  Effective as provided in Section 7 hereof, the Credit Agreement shall be amended as follows:

3.01.  Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions, in proper alphabetical order, as follows:

“BofA Capital Lease” means that certain Master Lease Agreement, dated as of February 26, 2009 between Banc of America Leasing & Capital, LLC and the Company.

“First Amendment” means that certain First Amendment to this Agreement, dated as of April 14, 2009 and effective as of the First Amendment Effective Date.”

“First Amendment Effective Date” means March 29, 2009.

3.02.  The definition “Applicable Rate” shall be amended by replacing the first proviso and table therein as follows:

“provided that, from the First Amendment Effective Date until the delivery of the Company’s consolidated financial statements for the fiscal quarter ending on or nearest to September 30, 2009, the “Applicable Rate” shall be no lower than the applicable rate per annum set forth below in Category 2:

Consolidated Leverage Ratio:	ABR Spread	Eurodollar Spread	Commitment Fee Rate
Category 1 Greater than or equal to 3.50:1.00	3.50%	4.50%	0.75%
Category 2 Greater than or equal to 2.50:1.00 but less than 3.50:1.00	3.00%	4.00%	0.50%
Category 3 Greater than or equal to 1.50:1.00 but less than 2.50:1.00	2.50%	3.50%	0.50%
Category 4 Less than 1.50:1.00	2.00%	3.00%	0.375%

3.03.  The addback portion of the definition of “Consolidated EBITDA” shall be amended by replacing the “and” after clause (f) therein with “,”; inserting “and” after clause (g) and adding a new clause (h) as follows:

“(h) any severance or other one-time restructuring costs occurring in the third and fourth quarters of fiscal year 2009 in an amount not to exceed $2,500,000 in the aggregate,”

3.04.  The definition “Consolidated Fixed Charge Coverage Ratio” shall be amended in its entirety as follows:

“Consolidated Fixed Charge Coverage Ratio” means, at any date, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ended on or most recently ended prior to such date, plus, without duplication and to the extent reflected as a charge in the statement of Consolidated Net Income for such period, Consolidated Lease Expenses for such period, to (b) the sum of (i) Consolidated Interest Expense for such period plus (ii) Consolidated Lease Expenses for such period plus (iii) Restricted Payments made under Section 7.07(c) during such period plus (iv) all regularly scheduled payments of principal of Indebtedness for such period.”

3.05.  The definition of “Consolidated Interest Expense” shall be amended in its entirety as follows:

“Consolidated Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), minus (i) interest income of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and (ii) for the Company’s Fiscal Year 2009, writeoff of debt issuance costs, including without limitation all commissions, discounts and other fees and charges related to, or as a result of, this First Amendment.”

3.06.  Section 2.02 of the Credit Agreement is hereby amended by adding a new clause (e) as follows:

“(e)  Seasonal Reduction on Revolving Credit Commitments.  For the period from January 1 through July 1 of each fiscal year of the Company, the total Revolving Credit Commitments shall be reduced to $75,000,000; provided that, solely for purposes of determining the unused Revolving Credit Commitments or unused Commitments in connection with the definition of Required Lenders, the foregoing reduction shall be disregarded.”

3.07.  Section 2.09(a)(iii) of the Credit Agreement is hereby amended by replacing the A Term Loan amortization schedule therein with the following:

“Principal Payment Date	Aggregate Amount
Falling on or Nearest to:	of Payment

June 30, 2009	$2,620,518
September 30, 2009	$2,620,518
December 31, 2009	$2,620,518

March 31, 2010	$2,620,518
June 30, 2010	$2,620,518
September 30, 2010	$3,494,024
December 31, 2010	$3,494,024

March 31, 2011	$3,494,024
June 30, 2011	$3,494,024
September 30, 2011	$5,241,037
December 31, 2011	$5,241,037

March 31, 2012	$5,241,037
A Term Loan Maturity Date	$5,241,037”

3.08.  Section 2.09(a)(iv) of the Credit Agreement is hereby amended by replacing the A-1 Term Loan amortization schedule therein with the following:

“Principal Payment Date	Aggregate Amount
Falling on or Nearest to:	of Payment

June 30, 2009	$2,466,370
September 30, 2009	$2,466,370
December 31, 2009	$2,466,370
March 31, 2010	$2,466,370
June 30, 2010	$2,466,370
September 30, 2010	$2,466,370
December 31, 2010	$2,466,370
March 31, 2011	$2,466,370
June 30, 2011	$2,466,370
September 30, 2011	$2,466,370
December 31, 2011	$2,466,370

March 31, 2012	$2,466,370
June 30, 2012	$2,466,370
September 30, 2012	$2,466,370
December 31, 2012	$2,466,370

March 31, 2013	$2,466,370
June 30, 2013	$2,466,370
A-1 Term Loan Maturity Date	$2,466,370”

3.09.  Section 2.10 of the Credit Agreement is hereby amended by replacing clause (b)(iii) in its entirety with the following:

“(iii)  If after the date hereof the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered to the Administrative Agent in respect thereof within five Business Days after such Asset Sale or Recovery Event, an amount equal to 100% of such Net Cash Proceeds shall be applied on such fifth Business Day toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv) until such time as the Consolidated Leverage Ratio is less than 2.00 to 1.00, at which point and thereafter, an amount equal to 50% of such Net Cash Proceeds shall be applied on such fifth Business Day toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans as set forth in Section 2.10(b)(iv).”

3.10.  Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (h) thereof, (ii) replacing the “.” at the end of clause (i) thereof with “; and” and (iii) inserting new clause (j) as follows:

“(j) within 30 days after the end of each fiscal month of the Company, the consolidated cash balances and sales of the Company and its Subsidiaries as of the end of and for such fiscal month, setting forth in comparative form the figures for the corresponding period of the previous fiscal year.”

3.11.  Article VI of the Credit Agreement is hereby amended by adding new Section 6.12 at the end thereof as follows:

“SECTION 6.12.  Interest Rate Protection.  In the case of the Company, within 90 days after the First Amendment Effective Date, enter into, and thereafter maintain, Swap Agreements to the extent necessary to provide that at least 50% of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years, which Swap Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent.”

3.12.  Section 7.01(d) of the Credit Agreement is hereby amended by adding the following parenthetical after the words “at any time outstanding”:

“(excluding the incurrence of Indebtedness in connection with the BofA Capital Lease, which amount shall not exceed $5,000,000 in the aggregate)”

3.13.  Section 7.01(e) of the Credit Agreement is hereby amended by adding the following parenthetical after the words “at any time outstanding”

“(excluding the incurrence of Indebtedness in connection with the BofA Capital Lease, which amount shall not exceed $5,000,000 in the aggregate)”

3.14.  Section 7.01(f) of the Credit Agreement is hereby amended in its entirety as follows:

“(f)  [reserved].”

3.15.  Section 7.01(g) of the Credit Agreement is hereby amended by replacing “$25,000,000” therein with “$10,000,000”.

3.16.  Section 7.02 (d) of the Credit Agreement is hereby amended by replacing “$15,000,000” therein with “$5,000,000”.

3.17.  Section 7.04 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (f) thereof, (ii) replacing the “.” at the end thereof with “; and” and (iii) inserting new clause (h) as set forth below:

“(h)  the sale or other disposition of the stock or assets of The Children’s Group, Inc., The Plow & Hearth, Inc. or Connect 7 Productions, LLC, provided that, the Net Cash Proceeds thereof shall be applied in accordance with Section 2.10(b)(iii).”

3.18.  Section 7.06(f) of the Credit clause is hereby amended by replacing “$100,000,000” in the first proviso therein with “$35,000,000”.

3.19.  Section 7.06(l) of the Credit Agreement is hereby amended in its entirety as follows:

“(l)  [reserved]; and”

3.20.  Section 7.06(m) of the Credit Agreement is hereby amended by replacing “$20,000,000” therein with “$10,000,000”.

3.21.  Section 7.07(b) of the Credit Agreement is hereby amended by replacing “$50,000,000” therein with “$15,000,000”; by replacing the “and” after clause (i) in the proviso with “,”; and inserting at the end of clause (ii) the following:

“and (iii) Restricted Payments shall not exceed $5,000,000 in the aggregate for fiscal year 2009;”

3.22.   Section 7.07(c) of the Credit Agreement is hereby amended by replacing “$10,000,000” therein with “$5,000,000”.

3.23.  Section 7.11(a) of the Credit Agreement is hereby amended in its entirety as follows:

“(a)      Consolidated Leverage Ratio.  The Company will not, as at the last day of any period of four consecutive fiscal quarters of the Company, permit the Consolidated Leverage Ratio ending on or nearest to any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Consolidated
Fiscal Quarter	Leverage Ratio

March 29, 2009	3:25 to 1:00
June 28, 2009	3:25 to 1:00
September 27, 2009	4:25 to 1:00
December 27, 2009	2:50 to 1:00
March 28, 2010	2.50 to 1:00
June 27, 2010	2:50 to 1:00
September 26, 2010	3:25 to 1:00
December 26, 2010 and thereafter	2:50 to 1:00”

;provided that, notwithstanding the foregoing, the maximum ratio with respect to the periods ending September 26, 2011 and, on or about, September 30, 2012 shall be 3:25 to 1:00.”

3.24.  Section 7.11(b) of the Credit Agreement is hereby amended in its entirety as follows:

“(b)      Consolidated Fixed Charge Coverage Ratio.  The Company will not, as at the last day of any period of four consecutive fiscal quarters of the Company, permit the Consolidated Fixed Charge Coverage Ratio ending with any fiscal quarter set forth below to less than the ratio set forth below opposite such fiscal quarter:

Consolidated Fixed Charge
Fiscal Quarter	Coverage Ratio

March 29, 2009	1:25 to 1.00
June 28, 2009	1:15 to 1:00
September 27, 2009	1:10 to 1:00
December 27, 2009	1:15 to 1:00
March 28, 2010	1:20 to 1:00
June 27, 2010 and thereafter	1:25 to 1:00”

3.25.  Section 7.11(c) of the Credit Agreement is hereby amended in its entirety as follows:

“(c)      Minimum Consolidated EBITDA.  The Company will not, as at the last day of any period of four consecutive fiscal quarters of the Company, permit Consolidated EBITDA ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

Minimum Consolidated
Fiscal Quarter	EBITDA

March 29, 2009	$30,000,000
June 28, 2009	$30,000,000
September 27, 2009	$30,000,000
December 27, 2009	$35,000,000
March 28, 2010	$37,500,000
June 27, 2010	$37,500,000
September 26, 2010	$40,000,000
December 26, 2010	$42,500,000
March 27, 2011	$42,500,000
July 3, 2011 and thereafter	$45,000,000”

3.26.  Section 7.11 of the Credit Agreement is hereby amended by inserting new clause (d) as follows:

“(d) Capital Expenditures.  The Company will not, as of the last day of any period of four consecutive fiscal quarters of the Company, permit the Capital Expenditures of the Company ending with any fiscal quarter set forth below to exceed the amount set forth below opposite such fiscal quarter:

Fiscal Quarter	Capital Expenditures

March 29, 2009	$22,500,000
June 28, 2009	$17,500,000
September 27, 2009	$15,000,000
December 27, 2009	$15,000,000
March 28, 2010 and thereafter	$17,500,000”

Section 4.    Waiver of Notice of Prepayment/Reduction.   The Administrative Agent and each Lender, by its execution and delivery of this First Amendment, hereby acknowledge and agree that  the Revolving Credit Commitments are being reduced and the Term Loans are being prepaid in accordance with Section 7 hereof, in each case, in accordance with this First Amendment and waive the notice required in connection with such reduction and prepayment pursuant to Sections 2.08(b) and 2.10(d) of the Credit Agreement.

Section 5.    Representations and Warranties.  The Company represents and warrants to the Administrative Agent and Lenders that on and as of the First Amendment Effective Date, after giving effect to this First Amendment, (a) the representations and warranties of the Borrowers set forth in Article IV of the Credit Agreement, and of each Loan Party in each of the other Loan Documents to which it is a party, shall be true and correct on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article IV to “this Agreement” included reference to this First Amendment and (b) no Default shall have occurred and be continuing.

Section 6.    Confirmation of Security Documents.  Each of the Borrowers and the other Loan Parties hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including, in the case of the Guarantors, its obligations as a guarantor under Article III of the Credit Agreement as amended hereby.  By its execution on the respective signature lines provided below, each of the Loan Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 7.    Conditions.  This First Amendment shall be executed once the following conditions precedent have been satisfied and become effective as of the First Amendment Effective Date:

(a)  receipt by the Administrative Agent of one or more counterparts of this First Amendment executed by the Loan Parties and the Required Lenders;

(b)  prepayment by the Company of the Term Loans in an aggregate amount of $20,000,000, to be applied ratably to the remaining principal installments thereof;

(c)  receipt by the Administrative Agent of all fees and expenses, including the Amendment Fee.

Section 8.    Miscellaneous.

(a)  After giving effect to the First Amendment, total Revolving Credit Exposures shall not exceed the total Revolving Credit Commitments.

(b)  The Borrowers shall pay all reasonable expenses incurred by the Agent, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this First Amendment.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this First Amendment by signing any such counterpart.  This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

1-800-FLOWERS.COM, INC.

By:
Name:
Title:

SUBSIDIARY GUARANTORS:

CONROY'S, INC.
THE WINETASTING NETWORK
1-800-FLOWERS RETAIL INC.
1-800-FLOWERS SEASONAL TEAM, INC.
1-800-FLOWERS TEAM SERVICES, INC.
1-800-FLOWERS.COM FRANCHISE CO., INC.
BLOOMNET, INC.
THE CHILDREN'S GROUP, INC.
THE POPCORN FACTORY, INC.
AMALGAMATED CONSOLIDATED ENTERPRISES, INC.
800-FLOWERS, INC.
BLOOMNET TECHNOLOGIES, INC.
CHERYL & CO.
THE PLOW & HEARTH, INC.
FANNIE MAY CONFECTIONS BRANDS, INC.
FANNIE MAY CONFECTIONS, INC.
HARRY LONDON CANDIES, INC.
FMCB ACQUISITION CO., INC.
DESIGNPAC CO, INC.
FRESH GIFT CARDS, INC.
1-800-FLOWERS SERVICE SUPPORT CENTER, INC.
NAPCO MARKETING CORP.

For each of the foregoing entities:

By:
Name
Title

DESIGNPAC GIFTS, LLC

By: DESIGNPAC CO., INC.,
its sole member

By:
Name
Title

GUARDED REALTY HOLDINGS, LLC

By: 1-800-FLOWERS SERVICE SUPPORT CENTER, INC.,
its sole member

By:
Name
Title

THE PLOW & HEARTH I, LLC

By: THE PLOW & HEARTH, INC.,
its sole member

By:
Name
Title

CONNECT 7 PRODUCTIONS, LLC

By: 800-FLOWERS, INC.,
its sole member

By:
Name
Title

WTN SERVICES, LLC

By: THE WINETASTING NETWORK,
its sole member

By:
Name
Title

SUBSIDIARY BORROWERS:

THE WINETASTING NETWORK
BLOOMNET, INC.
THE CHILDREN'S GROUP, INC.
THE POPCORN FACTORY, INC.
800-FLOWERS, INC.
BLOOMNET TECHNOLOGIES, INC.
CHERYL & CO.
THE PLOW & HEARTH, INC.
FANNIE MAY CONFECTIONS BRANDS, INC.
FANNIE MAY CONFECTIONS, INC.
HARRY LONDON CANDIES, INC.
NAPCO MARKETING CORP.

For each of the foregoing entities:

By:
Name
Title

DESIGNPAC GIFTS, LLC

By: DESIGNPAC CO., INC.,
its sole member

By:
Name
Title

WTN SERVICES, LLC

By: THE WINETASTING NETWORK,
its sole member

By:
Name
Title

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as a Lender,
and as Swing Line Lender, and as Issuing Lender

By:
Name
Title

[NAME OF LENDER],
as a Lender

By:
Name
Title

Schedule 1.01

Commitments

Name of Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$28,484,848.48
Bank of America, N.A.	$20,227,272.73
Capital One, N.A.	$18,181,818.18
Wachovia Bank, National Association	$13,636,363.64
RBS Citizens, N.A.	$13,636,363.64
TD Bank, N.A.	$13,636,363.64
HSBC Bank USA, National Association	$9,090,909.09
Key Bank National Association	$4,545,454.55
Fifth Third Bank	$3,560,606.06
TOTAL	$125,000,000.00